EXHIBIT 99.1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING: July 1, 2010		Period ending July 31, 2010
Name of Debtor:	Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM
Date of Petition:	November 10, 2008

	CURRENT MONTH	CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD	109,890.70	73,533.31
2. RECEIPTS:
A. Cash Sales	—	322,816.21
B. Accounts Receivable	359,744.44	7,500,926.16
C. Other Receipts (See MOR-3)	259,446.94	2,105,705.00
D. Transfers between Biovest accounts	—	140,530.26
E. Transfers from Parent company (Accentia)	—	195,000.00
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	619,191.38	10,264,977.63
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (1+3)	729,082.08	10,338,510.94
5. DISBURSEMENTS
A. Advertising	—	54,825.44
B. Bank Charges	844.61	22,071.79
C. Contract Labor	2,790.00	106,440.86
D. Fixed Asset Payments (not incl in N)	—	16,515.86
E. Insurance	40,408.10	787,908.61
F. Inventory Payments (See Attach. 2)	81,506.50	1,668,793.55
G. Leases	—	957.97
H. Manufacturing Supplies	10,716.44	255,891.08
I. Office Supplies	1,464.24	35,280.25
J. Payroll – Net (see Attachment 4B)	132,664.00	2,928,074.72
K. Professional Fees (Accounting/Legal)	35,992.13	508,769.88
L. Rent	26,840.59	556,923.98
M. Repairs and Maintenance	1,770.31	33,886.53
N. Secured Creditor Payments (Attach. 2)	11,583.30	286,109.72
O. Taxes Paid – Payroll (Attach. 4C)	49,720.78	870,962.31
P. Taxes Paid – Sales and Use (Attach. 4C)	—	4,387.46
Q. Taxes Paid – Other (Attach. 4C)	281.04	28,028.83
R. Telephone	1,533.59	38,318.33
S. Travel and Entertainment	2,099.32	148,217.32
Y. U.S. Trustee Quarterly Fees	7,800.00	52,975.00
U. Utilities	8,940.65	167,533.75
V. Vehicle Expenses	—	1,800.00
W. Other Operating Expenses (See MOR-3)	38,569.92	943,668.68
X. Express Mail/Shipping fees	4,005.62	67,778.83
Y. Transfer to subsidiary companies	—	203,308.99
Z. Transfer between Biovest accounts	8,000.00	172,530.26
AA. Transfers to Parent Company (Accentia)	—	115,000.00
TOTAL DISBURSEMENTS (Sum of 5A thru AA)	467,531.14	10,076,960.00

ENDING BALANCE (Line 4 Minus Line 6)	261,550.94	261,550.94

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of August, 2010	/s/ Alan M. Pearce
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-1

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Transfer of funds from 100% owned subsidiary company	—	633.26
Transfers between Biovest bank accounts	8,000.00	178,000.00
Employee reimbursements to company	—	4,378.67
Proceeds from DIP loan (Corps Real, LLC)	250,000.00	1,640,000.00
Payment on Note receivable from Excorp	—	52,264.70
Vendor Refund of overpayment	1,446.94	21,661.20
Customer Deposits	—	173,343.97
Refund of prepaid interest paid to unsecured creditor	—	34,919.20
State Income Tax Refund	—	504.00

TOTAL OTHER RECEIPTS	259,446.94	2,105,705.00

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
1,640,000.00	DIP Loan from Corps Real, LLC (this entity owned by BOD members)	To fund on-going operations

Partial interest due monthly, all principal and residual accrued interest due earlier of:

1-December 31, 2010 or;

2- Emergence of company from Chapter 11 or;

3- Conversion of company’s Chapter 11 status to Chapter 7 or;

4- Effective date of company’s plan for re-organization

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Shipping/Postage costs for customer orders	—	616.78
Transfers between Biovest bank accounts	—	80,000.00
RR Donnelly Fees to edgarize SEC reports	600.00	16,100.00
Loan to 100% owned subsidiary (AutovaxID, Inc.)	—	2,700.00
Deposited Item returned (transfer between accts)	—	45,000.00
Consulting Fees –FDA submission/BiovaxID	14,879.17	377,093.52
Consulting Fees – grant opportunities	12,565.75	202,788.86
Business Wire – public press release	—	18,598.20
Cell Line License Agreement – Stanford Univ.	10,000.00	60,000.00
Clinical Research Organization professional fees	—	67,663.83
Transfer Agent Fees	525.00	12,602.23
Architect Fees – Build-out Manufacturing Facility	—	11,854.75
Settlement Agreement – Alexandria Realty	—	14,000.00
Software	—	5,228.48
Recruiting Fees	—	24,736.00
Other	—	4,686.03

TOTAL OTHER DISBURSEMENTS	38,569.92	943,668.68

MOR-2

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning July 1, 2010	Period ending July 31, 2010

ACCOUNTS RECEIVABLE AT PETITION DATE: $264,399.44

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance(a)	401,641.14
PLUS: Current Month New Billings	405,659.45
MINUS: Collection During the Month(b)	(359,744.44)
PLUS/MINUS: Adjustments or Write-offs*	—
End of Month Balance(c)	447,556.15

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total(c)
$214,462.31	$49,496.05	$54,037.79	$129,560.00	$447,556.15

For any receivables in the “Over 90 Days” category, please provide the following:

Receivable Customer	Receivable Date	Status (Collection efforts taken, estimate of collectability, write-off, disputed account, etc.)

TransgenRx	04/22/10	Per customer, state funding was not rec’d as expected. Partial payments have been made, with a negotiated payment plan for remainder of balance.

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-3

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Date Outstanding	Vendor	Description	Current Balance
6/1/2010	7/1/2010	ALLTEMP STORAGE & DISTRIBUTION	Storage Fees	500.00
2/15/2010	6/15/2010	American Defense International, Inc.	Consulting Fees	25,000.00
3/1/2009	11/1/2009	AMERICAN STOCK TRANSFER & TRUS	Transfer Agent Fees	750.00
07/12/10	08/12/10	AMERIPRIDE LINEN & APPAREL SER	Supplies	251.40
5/11/2010	6/30/2010	ASAHI KASEI BIOPROCESS INC.	Raw Materials	2,400.00
04/28/10	7/15/2010	ATLAS BIOLOGICALS INC	Raw Materials	6,870.00
4/1/2010	5/31/2010	Bay Shore Storage Warehouse, Inc.	Storage Fees	90.00
4/13/2010	6/30/2010	Bayshore Solutions	Consulting Fees	3,020.00
5/3/2010	6/30/2010	BELLCO GLASS, INC.	Raw Materials	660.81
6/17/2010	7/17/2010	BIO RAD	Supplies	1,670.17
5/2/2010	6/15/2010	Biodelivery Sciences International	Supplies	341.91
6/23/2010	7/23/2010	BIONIQUE	Raw Materials	1,425.00
07/14/10	08/15/10	Brager Scientific	Raw Materials	1,852.34
07/15/10	08/15/10	Carlson Building Services	Maintenance	500.08
07/1/10	08/30/10	Cherry, Bekaert and Holland	Professional Fees	82,500.00
07/14/10	08/14/10	Coffee Mill	Supplies	172.10
07/28/10	08/28/10	Curt Gleiter	Employee Travel	1,489.27
5/26/2010	7/23/2010	DIGIFLOW	Raw Materials	14,454.00
12/5/2008	9/5/2009	ELLENOFF GROSSMAN & SCHOLE LLP	Professional Fees	2,930.50
06/08/10	08/31/10	Exact Software	Software/Licenses	9,793.53
6/23/2010	7/23/2010	FIBER CELL SYSTEMS	Raw Materials	1,630.00
09/30/09	07/23/10	Fisher BioServices, Inc.	Storage Fees	36,958.40
6/24/2010	7/24/2010	FLORELL GLASS BLOWING	Raw Materials	300.00
4/26/2010	5/26/2010	FRANZ REPRO	Supplies	24.64
4/21/2010	5/21/2010	FUTUREMED AMERICA INC.	Supplies	240.00
6/29/2010	7/29/2010	G & K Services	Supplies	85.00
2/19/2009	10/31/2009	IDIS - Balance is disputed	Distribution Agent Fees	80,000.00
6/29/2010	7/30/2010	INVITROGEN	Raw Materials	4,082.22
07/01/10	08/01/10	Irvine Scientific	Supplies	314.46
07/22/10	08/22/10	JAG Communications	Supplies	300.00
6/1/2010	7/1/2010	JASONS DRY ICE	Supplies	417.95
07/14/10	08/14/10	Joseph Gangemi	Consulting Fees	1,903.68
07/14/10	08/14/10	King Solutions, Inc	Supplies	115.00
4/16/2010	5/16/2010	KRUGE AIR	Supplies	46.92
07/13/10	08/13/10	Lab Support	Contract Labor	3,534.00
3/25/2009	4/25/2009	LAHIVE & COCKFIELD LLP	Professional Fees	11,262.90
4/6/2010	6/15/2010	MEDICAL DISPOSAL SYSTEMS INC.	Raw Materials	932.29
06/30/10	08/1/10	Minnesota Conway	Supplies	1,359.46
4/1/2010	5/1/2010	MOLECULAR DEVICES	Raw Materials	1,264.57
07/22/10	08/22/10	OFFICE DEPOT	Supplies	358.17
06/17/10	08/30/10	Pender Newkirk LLP	Professional Fees	7,489.00
6/6/2010	7/6/2010	PITNEY BOWES INC.	Supplies	10.70

MOR-4

5/3/2010	7/11/2010	RAININ INSTRUMENT	Raw Materials	3,106.00
3/25/2010	5/30/2010	RGI MEDICAL MANUFACTURING	Raw Materials	437.24
2/25/2010	7/30/2010	Samuel Duffey	Travel	8,708.89
5/26/2009	7/30/2010	Seyfarth Shaw, LLP	Professional Fees	16,895.00
7/6/2009	8/6/2009	Siegel,Brill,Greupner,Duffy&Foster,P.A.	Professional Fees	226.32
9/30/2009	7/30/2010	Stanford University	Royalty Fees	50,000.00
06/14/10	07/14/10	STERIS CORPORATION (AMSCO)	Raw Materials	2,600.76
07/30/10	08/30/10	Scripps Research Institute	Consulting Fees	621.92
07/22/10	08/22/10	Thermo Electron	Supplies	126.34
4/23/2010	5/30/2010	TWIN CITY FILTER SERVICE	Supplies	270.03
07/31/10	08/30/10	United Parcel Service	Shipping Fees	889.62

				393,182.59

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance(a)	317,721.50
PLUS: New Indebtedness Incurred This Month	314,314.15
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	(238,853.06)
PLUS/MINUS: Adjustments*	—
Ending Month Balance(c)	393,182.59

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
Corps Real, LLC	07/07/10	11,583.30	—	—

Total(d )		11,583.30	—	—

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	568,709.68
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month(a)	470,426.57
PLUS: Inventory Purchased During Month	81,506.50
MINUS: Inventory Used or Sold	(112,680.80)
PLUS/MINUS: Adjustments or Write-downs*	—
Inventory on Hand at End of Month	439,252.27

METHOD OF COSTING INVENTORY: First In First Out (FIFO) at standard cost

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total
33%	54%	13%	0%	=	100	%*

*	Aging Percentages must equal 100%.
☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE(b): $160,000.00

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month(a ) (b )	$39,000.00
MINUS: Depreciation Expense	(1,000.00)
PLUS: New Purchases	—
PLUS/MINUS: Adjustments or Write-downs*	—
Ending Monthly Balance	38,000.00

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Computer Equipment purchased

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning July 1, 2010	Period ending July 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wells Fargo Bank, NA	BRANCH: Minneapolis, MN

ACCOUNT NAME: Biovest International, Inc.	ACCOUNT NUMBER: xxxxxxxx0093

PURPOSE OF ACCOUNT: OPERATING/Merchant Banking

Ending Balance per Bank Statement	$2,170.25
Plus Total Amount of Outstanding Deposits	$—
Minus Total Amount of Outstanding Checks and other debits*	$—
Minus Service Charges	$—
Ending Balance per Check Register**(a )	$2,170.25

*	Debit cards are used by None
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
07/13/10	311.52	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
07/13/10	230.61	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
07/13/10	11.77	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
07/12/10	75.69	Wells Fargo Bank	Monthly Service Fee	Bank fees automatically deducted from account

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$ 8,000.00 Transferred to Wachovia Account
$ — Transferred to Tax Account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount ported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:	Biovest International, Inc.	Case Number:	8:08-bk-17796- KRM

Reporting Period beginning July 1, 2010		Period ending July 31, 2010

NAME OF BANK:	Wells Fargo Bank, NA	BRANCH:	Minneapolis, MN

ACCOUNT NAME:	Biovest International, Inc.	ACCOUNT NUMBER:	xxxxxxxx0093

PURPOSE OF ACCOUNT:    OPERATING/Merchant Banking

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. **

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
07/10/10	5074	Biovest Int’l Inc	Transfer to Wachovia Account	8,000.00

			TOTAL	$8,000.00

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY – Operating and Payroll Account

Name of Debtor:	Biovest International, Inc.	Case Number:	8:08-bk-17796- KRM

Reporting Period beginning July 1, 2010		Period ending July 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	Wachovia Bank, NA	BRANCH:	Jacksonville Beach, FL

ACCOUNT NAME:	Biovest Wachovia Operating	ACCOUNT NUMBER:	xxxxxxxxx1452

PURPOSE OF ACCOUNT:    OPERATING AND PAYROLL

Ending Balance per Bank Statement	282,594.59
Plus Total Amount of Outstanding Deposits	—
Minus Total Amount of Outstanding Checks and other debits*	(23,213.90)
Minus Service Charges	—
Ending Balance per Check Register**(a )	259,380.69

*	If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee) SEE SEPARATE REGISTER

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B

CHECK REGISTER – Operating & PAYROLL ACCOUNT

Name of Debtor:	Biovest International, Inc.	Case Number:	8:08-bk-17796- KRM

Reporting Period beginning July 1, 2010		Period ending July 31, 2010

NAME OF BANK:	Wachovia Bank, NA	BRANCH:	Jacksonville Beach, FL

ACCOUNT NAME:	Biovest Wachovia Operating	ACCOUNT NUMBER:	xxxxxxxxxx1452

PURPOSE OF ACCOUNT:    OPERATING AND PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. SEE SEPARATE REGISTER

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$49,720.78
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	281.04

TOTAL (d)	$50,001.82

MOR-10

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
N/A

			TOTAL(a)	$

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month	(Column 4) Difference between (Column 2) and (Column 3)
N/A

		TOTAL(b )	$

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a+ b)	$	(c)

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	Biovest International, Inc.	Case Number:	8:08-bk-17796- KRM

Reporting Period beginning July 1, 2010		Period ending July 31, 2010

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date of Last Tax Return Filed	Tax Return Period
City of Worcester, MA	02/02/09	Personal Property Tax	2,676.51	June 2008	7/1/08-6/30/09
City of Worcester, MA	05/01/09	Personal Property Tax	2,656.51	June 2008	7/1/08-6/30/09

		TOTAL	$5,333.02

MOR-12

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Alan M. Pearce	CFO	Salary	10,000.00

Samuel S. Duffey	General Counsel/President	Salary	13,461.54

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	28	2
Number hired during the period	0	0
Number terminated or resigned during period	0	0
Number of employees on payroll at end of period	28	2

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
Daniel and Henry Company/Chubb	(314) 421-1525	3586-11-88	Property, General Liab	03/31/10	End of each calendar qrtr
Daniel and Henry Company	(314) 421-1525	7499-40-31	Auto	03/31/10	End of each calendar qrtr
Daniel and Henry Company/MN Assigned Risk Plan	(314) 421-1525	MNAR-0000019107-1	Worker’s Comp-MN	03/31/10	End of each calendar qrtr
Daniel and Henry Company/Traveler’s Indemnity Co.	(314) 421-1525	4605N332	Worker’s Comp-FL	03/31/10	04/15/09
Daniel and Henry Company/Chubb	(314)421-1525	3586-11-89	Product Liability	03/31/10	End of each calendar qrtr
Daniel and Henry Company	(314)421-1525	FID3754062 02	Comprehensive Crime	12/31/09	03/31/09
Daniel and Henry Company	(314)421-1525	94-555-73-36	Employment Practices Liability	10/28/09	End of each month
Daniel and Henry Company	(314)421-1525	1853099	Directors and Officers	10/28/09	End of each month
See ALSO Accentia Biopharmaceuticals, Inc. Confirmation of Insurance

The following lapse in insurance coverage occurred this month: N/A

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-13

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

We filed our Plan of Reorganization and Disclosure Statement on                                                          .

MOR-14